                               FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Fourth Amendment") is dated as of the 21st day of December, 2001 by and among US XPRESS ENTERPRISES, INC. (the "Borrower"), WACHOVIA BANK, N.A., as Administrative Agent (the "Administrative Agent"), BANK OF AMERICA, N.A., as Syndication Agent, FLEET NATIONAL BANK, as Documentation Agent, SUNTRUST BANK, as Co-Agent, and WACHOVIA BANK, N.A., BANK OF AMERICA, N.A., FLEET NATIONAL BANK, SUNTRUST BANK, AMSOUTH BANK, JP MORGAN CHASE BANK (formerly, The Chase Manhattan Bank), LASALLE BANK NATIONAL ASSOCIATION, and FIRST TENNESSEE BANK, N.A., as Banks (collectively, the "Banks");

                              W I T N E S S E T H :
                               - - - - - - - - - -

         WHEREAS, the Borrower, the Administrative Agent and the Banks executed and delivered that certain Amended and Restated Credit Agreement, dated as of the 31st day of January, 2001, as amended by Waiver Under and First Amendment to Credit Agreement dated April 27, 2001, but effective as of March 31, 2001, Second Amendment to and Waiver Under Amended and Restated Credit Agreement, dated as of July 11, 2001, and Third Amendment to Amended and Restated Credit Agreement, dated as of August 10, 2001 (as so amended, the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Administrative Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Administrative Agent and the Banks hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Amendment to Section 1.01. Section 1.01 of the Credit Agreement hereby is amended by deleting the definitions of "Borrowing Base", "Capital Expenditures", "Commitment Reduction Date", "Consolidated EBILT", "Consolidated EBITDA", "Consolidated Fixed Charges", "Interest Period", "Net Cash Proceeds", "Revenue Equipment", "Revenue Equipment Sale and Replacement Program" and "Termination Date" and adding the following definitions of "Adjusted Consolidated EBILTDA", "Borrowing Base", "Capital Expenditure Carryover Amount", "Capital Expenditures", "Commitment Reduction Dates", "Consolidated

Fixed Charges", "DaimlerChrysler Refinancing Closing Date", "Eligible
Revenue Equipment Tractors", "Eligible Revenue Equipment Trailers", "Fourth Amendment Effective Date", "Interest Period", "Net Cash Proceeds", "Net Cash Proceeds of Revenue Equipment Refinancings", "Off-Lease Revenue Equipment", "Revenue Equipment", "Revenue Equipment Sale and Replacement Program", "Revenue Equipment Tractors", "Revenue Equipment Trailers" and "Termination Date":

                          "Adjusted Consolidated EBILTDA" means the sum of the following, calculated on a consolidated basis in accordance with GAAP for the Borrower and the Consolidated Subsidiaries: (i) Consolidated EBILTDA (but excluding balloon payments due on termination of leases of Revenue Equipment which were in existence on the Fourth Amendment Effective Date); plus (ii) any non-recurring charges taken in accordance with GAAP, not to exceed $5,000,000 after the Fourth Amendment Effective Date; less (iii) Capital Expenditures.

                           "Borrowing Base" means, as of the last day of any Fiscal Month, an amount equal to the sum of (i) 85% of all Eligible Receivables as of such date of determination plus (ii) 55% of Eligible Revenue Equipment Tractors as of such date of determination plus (iii) 70% of Eligible Revenue Equipment Trailers as of such date of determination.

                           "Capital Expenditure Carryover Amount" has the meaning set forth in Section 6.30.

                           "Capital Expenditures" means for any period the sum of all capital expenditures incurred and paid in cash during such period by the Borrower and its Consolidated Subsidiaries, as determined in accordance with GAAP; provided, however, that any expenditures pertaining to Revenue Equipment shall be disregarded in calculating Capital Expenditures.

                           "Commitment Reduction Dates" means each of the Fourth Amendment Effective Date, the "DaimlerChrysler Refinancing Closing Date", and June 30, 2002.

                           "Consolidated Fixed Charges" for any period means the sum (without duplication) of (i) Consolidated Interest Expense for such period, and (ii) all periodic payment obligations of the Borrower and its Consolidated Subsidiaries for such period with respect to principal of Debt and under all operating leases and rental agreements, specifically including payment obligations of the Borrower under the Synthetic Lease Documents, but excluding balloon payments on Debt or due on termination of leases of Revenue Equipment which were in existence on the Fourth Amendment Effective Date.

                           "DaimlerChrysler Refinancing Closing Date" means the effective date of the closing of the refinancing by DaimlerChrysler Services North America LLC of 886 Freightliner Tractors of the Borrower in the amount of approximately $53,000,000 (which date may, but need not be, the same as the Fourth Amendment Effective Date).

                           "Eligible Revenue Equipment Tractors" means, as at any date of determination thereof, the recorded book value at such date of all Revenue Equipment

         Tractors owned by the Borrower or any of its Subsidiaries and located in any jurisdiction in the United States of America excluding in any event any Revenue Equipment Tractors subject to a Lien to any Person other than a Lien in favor of the Collateral Agent; provided, however, that Revenue Equipment Tractors which consist of Off-Lease Revenue Equipment shall not constitute Eligible Revenue Equipment Tractors.

                           "Eligible Revenue Equipment Trailers" means, as at any date of determination thereof, the recorded book value at such date of all Revenue Equipment Trailers owned by the Borrower or any of its Subsidiaries and located in any jurisdiction in the United States of America excluding in any event any Revenue Equipment Trailers subject to a Lien to any Person other than a Lien in favor of the Collateral Agent; provided, however, that Revenue Equipment Trailers which consists of Off-Lease Revenue Equipment shall not constitute Eligible Revenue Equipment Trailers.

                           "Fourth Amendment Effective Date" means
         December 21, 2001.

                           "Interest Period" means : (1) with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, second or third month thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

                                    (a) any Interest Period (subject to
                  paragraph (c) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                                    (b) any Interest Period which begins on the
                  last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to paragraph (c) below, end on the last Euro-Dollar Business Day of the appropriate subsequent calendar month; and

                                    (c) no Interest Period may be selected which
                  begins before the Termination Date and would otherwise end after the Termination Date.

                           (2) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 30 days thereafter; provided that:

                                    (a) any Interest Period (subject to
                  paragraph (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

                                    (b) any Interest Period which would
                  otherwise end after the Termination Date shall end on the Termination Date.

                           "Net Cash Proceeds" means any one, or more, or all, as the context shall require, of Net Cash Proceeds of Asset Dispositions, Net Cash Proceeds of Revenue Equipment Refinancings, Net Insurance Proceeds and Net Proceeds of Capital Stock.

                           "Net Cash Proceeds of Revenue Equipment Refinancings" means, in connection with any refinancing of Revenue Equipment permitted by Section 6.20(e), the proceeds thereof in the form of cash and cash equivalents after deducting therefrom, as applicable, attorneys' fees, accountants' fees, lender's fees, investment banking fees, insurance premiums, and related search and recording charges, transfer taxes, and other customary fees and expenses actually incurred in connection therewith.

                           "Off-Lease Revenue Equipment" means Revenue Equipment which was subject to an Off-Lease Purchase and Resale Arrangement and as to which the related lease has terminated, but the Borrower has not refinanced such Revenue Equipment or purchased and resold such Revenue Equipment to the OEM, or returned such Revenue Equipment to the lessor.

                           "Revenue Equipment" means Revenue Equipment Tractors and Revenue Equipment Trailers used in the ordinary course of business and tagged and permitted to be used in the ordinary course of business.

                           "Revenue Equipment Sale and Replacement Program" means the Borrower's program of selling and replacing Revenue Equipment (such program excluding and being in addition to the leasing of tractors pursuant to operating leases, including pursuant to Sale-Leaseback Transactions).

                           "Revenue Equipment Tractors" means tractors used in the ordinary course of business and tagged and permitted to be used in the ordinary course of business.

                           "Revenue Equipment Trailers" means trailers used in the ordinary course of business and tagged and permitted to be used in the ordinary course of business.

                           "Termination Date" means the earliest to occur of the following: (i) July 1, 2003, (ii) the date the Commitments are terminated pursuant to Section 7.01 following the occurrence of an Event of Default, and (iii) the date the Borrower terminates the Commitments entirely pursuant to Section 2.08.

         3. Amendment to Section 2.05(a). Section 2.05(a) of the Credit Agreement hereby is deleted and the following is substituted therefor:

                           (a) "Applicable Margin" means, for any Interest
                  Period in effect on or commencing after the Fourth Amendment Effective Date, a rate equal to (i) 2.00% for Base Rate Loans, and (ii) 3.50% for Euro-Dollar Loans; provided, however, that if, at the end of any Fiscal Quarter, the ratio of Adjusted Consolidated EBILTDA to Consolidated Fixed Charges for the Fiscal Quarter just ended is less than the ratio set forth below for such Fiscal Quarter, the Applicable Margin shall be increased permanently as of the end of the Fiscal Quarter just ended by 0.25%:

                  ------------------------ ------------------------------
                  Fiscal Quarter End Date  Ratio of Adjusted Consolidated
                                           EBILTDA to Consolidated Fixed
                                           Charges
                  ------------------------ ------------------------------

                  June 30, 2002            1.21 to 1.00
                  ------------------------ ------------------------------

                  September 30, 2002       1.21 to 1.00
                  ------------------------ ------------------------------

                  December 31, 2002        1.26 to 1.00
                  ------------------------ ------------------------------

                  March 31, 2003           1.09 to 1.00
                  ------------------------ ------------------------------


         4. Amendment to Section 2.06(c). Section 2.06(c) of the Credit Agreement hereby is deleted and the following is substituted therefor:

                           (c) The Borrower shall pay to the Agent, an
                  additional fee equal to: (i) on the Fourth Amendment Effective Date, for the ratable account of the Banks which execute and deliver this Fourth Amendment by 5:00 P.M. (Atlanta, Georgia time) on December 21, 2001, an amount equal to $225,000; and
                  (ii) on each other date set forth below, for the ratable account of the Banks, unless all Revolver Obligations have been paid in full and the Commitments have been terminated entirely as of such date, an additional fee in an amount equal to the percentage set forth below for such date times the aggregate Commitments in effect on such date (and the fee which was payable on December 31, 2001 pursuant to Section 2.06(c) of the Credit Agreement as in effect prior to the Fourth Amendment shall not be payable):

                  ------------------- -------------------------------
                  Date                Additional Fee (expressed as a
                                      percentage of the aggregate
                                      Commitments)
                  ------------------- -------------------------------
                  March 31, 2002      0.25%
                  ------------------- -------------------------------
                  June 30, 2002       0.25%
                  ------------------- -------------------------------
                  September 30, 2002  0.25%
                  ------------------- -------------------------------
                  December 31, 2002   0.25%
                  ------------------- -------------------------------
                  March 31, 2003      1.25%
                  ------------------- -------------------------------


         5. Amendment to Section 2.08(c). Section 2.08(c) of the Credit Agreement hereby is deleted and the following is substituted therefor:

                           (c) The aggregate amount of Commitments shall be
                  reduced on the Commitment Reduction Dates set forth below, if they have not previously been reduced to or below such amount pursuant to Section 2.07 or this Section 2.08:

                  --------------------------------------- --------------------
                                                          Adjusted Aggregate
                  Commitment Reduction Date               Commitment Amounts
                  --------------------------------------- --------------------
                  Fourth Amendment Effective Date         $120,000,000
                  --------------------------------------- --------------------
                  DaimlerChrysler Refinancing             $87,000,000
                  Closing Date
                  --------------------------------------- --------------------
                  June 30, 2002                           $80,000,000
                  --------------------------------------- --------------------


         6. Amendment to Section 2.10(b)(i). Section 2.10(b)(i) of the Credit Agreement hereby is deleted and the following is substituted therefor:

                           (i) with respect to Net Cash Proceeds of Revenue
                  Equipment Refinancings and Net Cash Proceeds of Asset Dispositions, 100% of such Net Cash Proceeds of Revenue Equipment Refinancings and Net Cash Proceeds of Asset Dispositions (other than Net Cash Proceeds of Asset Dispositions from any

                   Asset Disposition which is part of the Revenue Equipment Sales and Replacement Program unless such Asset
                   Disposition also is a Sale-Leaseback Transaction); provided that with respect to any Asset Disposition to an OEM under any Off-Lease Purchase and Resale Arrangement, the amount paid by Borrower to purchase the related Revenue Equipment shall be deducted, and Net Cash Proceeds shall include only the amount of any Net Cash Proceeds remaining after such deduction;

         7. Amendment to Section 3.02. Section 3.02 of the Credit Agreement hereby is amended by deleting said section in its entirety and inserting in lieu thereof the following:

                  SECTION 3.02. Types and Amounts. The Administrative Agent shall have no obligation to issue any Letter of Credit at any time:

                           (a) if the aggregate maximum amount then available
                  for drawing under Letters of Credit, after giving effect to the issuance of the requested Letter of Credit, shall exceed any limit imposed by law or regulation upon the Administrative Agent;

                           (b) if, after giving effect to the issuance of the
                  requested Letter of Credit, (i) the aggregate Letter of Credit Obligations with respect to Letters of Credit issued after November 15, 2002 would cause the aggregate Letters of Credit Obligations outstanding at any time to exceed $25,000,000, or
                  (ii) the sum of the aggregate Letter of Credit Obligations, plus the aggregate principal amount of the Loans outstanding at such time, would exceed the Borrowing Base;

                           (c) which has an expiration date later than the
                  Termination Date.

         8. Amendment to Section 6.01(c). Section 6.01(c) of the Credit Agreement hereby is amended by deleting said section in its entirety and inserting in lieu thereof the following:

                           (c) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate, substantially in the form of Exhibit F (a "Compliance Certificate"), of the chief financial officer or the chief accounting officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 6.05, 6.16, 6.18, 6.21 through 6.23, and 6.30 on the date of such financial statements; provided, that the Compliance Certificate furnished with the delivery of the monthly financial statements pursuant to Section 6.01(b)(ii) need only set forth the calculations with respect to Section 6.22, and
         (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

         9. Amendment to Section 6.18. Section 6.18 of the Credit Agreement hereby is amended by deleting said section in its entirety and inserting in lieu thereof the following:

                  SECTION 6.18. Liens. Neither the Borrower nor any Consolidated Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

                           (a) Liens securing the Secured Obligations;

                           (b) Liens existing on the date of this Agreement
                  (other than those relating to the Secured Obligations) securing Debt outstanding on the date hereof described in
                  Schedule 6.20 in the aggregate amount of $12,410,000;

                           (c) Liens securing Debt owing by any Subsidiary to
                  the Borrower;

                           (d) any Lien arising out of the refinancing,
                  extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing paragraphs of this Section, provided that (i) such Debt is not secured by any additional assets, and (ii) the amount of such Debt secured by any such Lien is not increased;

                           (e) any Lien securing Debt incurred for the purchase
                  of Revenue Equipment as permitted by Section 6.20(d), provided that (i) such Debt is not secured by any additional assets, and (ii) the amount of such Debt secured by any such Lien does not exceed the purchase price of such Revenue Equipment;

                           (f) any Lien securing Debt incurred to refinance
                  Revenue Equipment as permitted by Section 6.20(e), provided that (i) such Debt is not secured by any additional assets, and (ii) such Revenue Equipment secures only such refinancing Debt; and

                           (g) Liens incidental to the conduct of its business
                  or the ownership of its assets which (i) do not secure Debt and (ii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

                  provided, that after giving effect to any Lien permitted by this Section 6.18, no Default shall be in existence or be created thereby.

         10. Amendment to Section 6.20. Section 6.20 of the Credit Agreement hereby is amended by deleting said section in its entirety and inserting in lieu thereof the following:

                  SECTION 6.20. Limitation on Debt. Neither the Borrower nor any Subsidiary will create, assume or suffer to exist any Debt, except:

                           (a) Debt hereunder and under the Notes;

                           (b) Existing Debt secured by Liens described in
                  Schedule 6.20 in the aggregate amount of $12,410,000 and existing unsecured Debt described in Schedule 6.20 in the amount of $800,000;

                           (c) Debt incurred solely for the purchase of Revenue
                  Equipment to be resold to the OEM pursuant to an Off-Lease Purchase and Sale Arrangement;

                           (d) Debt incurred for the purchase of additional
                  Revenue Equipment after the Fourth Amendment Effective Date (but if such Debt is secured by a Lien, it shall not constitute Eligible Revenue Equipment Tractors or Eligible Revenue Equipment Trailers, as the case may be);

                           (e) subject to the provisions of Section 2.10(b)(i),
                  Debt incurred in connection with the refinancing of any Revenue Equipment (and upon receipt of the payment required by Section 2.10(b)(i) in connection therewith, the Collateral Agent shall release its Lien on any such refinanced Revenue Equipment); and

                           (f) Debt owing to the Borrower or another Wholly
                  Owned Subsidiary;

                  provided, that after giving effect to any Debt permitted by this Section 6.20, no Default shall be in existence or be created thereby.

         11. Amendment to Section 6.22. Section 6.22 of the Credit Agreement hereby is amended by deleting said section in its entirety and inserting in lieu thereof the following:

                           SECTION 6.22. Ratio of Adjusted Consolidated EBILTDA
                  to Consolidated Fixed Charges. The ratio of (a) Adjusted Consolidated EBILTDA to (b) Consolidated Fixed Charges will, for any 3 consecutive Fiscal Month Period, as of the end of any Fiscal Month, exceed the following ratios during the corresponding periods set forth below:

                 Period                  Ratio
                 ------                  -----
3 Fiscal Months ending 01/31/02      0.95 to 1.00
3 Fiscal Months ending 02/28/02      0.87 to 1.00
3 Fiscal Months ending 03/31/02      0.92 to 1.00
3 Fiscal Months ending 04/30/02      1.01 to 1.00
3 Fiscal Months ending 05/31/02      1.10 to 1.00
3 Fiscal Months ending 06/30/02      1.11 to 1.00
3 Fiscal Months ending 07/31/02      1.15 to 1.00
3 Fiscal Months ending 08/31/02      1.17 to 1.00
3 Fiscal Months ending 09/30/02      1.15 to 1.00
3 Fiscal Months ending 10/31/02      1.21 to 1.00
3 Fiscal Months ending 11/30/02      1.19 to 1.00
3 Fiscal Months ending 12/31/02      1.19 to 1.00
3 Fiscal Months ending 01/31/03      1.08 to 1.00
3 Fiscal Months ending 02/28/03      1.03 to 1.00
3 Fiscal Months ending 03/31/03      1.03 to 1.00
3 Fiscal Months ending 04/30/03      1.08 to 1.00
3 Fiscal Months ending 05/31/03      1.16 to 1.00


         12. Amendment to Section 6.23. Section 6.23 of the Credit Agreement hereby is amended by deleting said section in its entirety and inserting in lieu thereof the following:

                           SECTION 6.23. Minimum Consolidated Net Worth.
                  Consolidated Net Worth will at no time be less than $150,000,000, plus the sum of (i) 75% of the cumulative Reported Net Income of the Borrower and its Consolidated Subsidiaries during any period after December 31, 2001 (taken as one accounting period), calculated quarterly at the end of each Fiscal Quarter but excluding from such calculations of Reported Net Income for purposes of this clause (i), any Fiscal Quarter in which the Reported Net Income of the Borrower and its Consolidated Subsidiaries is negative, and
                  (ii) 100% of the cumulative Net

                  Proceeds of Capital Stock received during any period after the Closing Date, calculated quarterly at the end of each Fiscal Quarter.

         13. Amendment to Section 6.28(a). Section 6.28(a) of the Credit Agreement hereby is amended by deleting said section in its entirety and inserting in lieu thereof the following:

                           (a) It is acknowledged and agreed by all parties
                  hereto that the Synthetic Lease Documents will be amended as soon as reasonably practicable, but effective on the Fourth Amendment Effective Date, to: (1) conform the Synthetic Lease Documents to and include therein the affirmative, negative and financial covenants contained in Article VI hereof as amended and in effect on the Fourth Amendment Effective Date (collectively, the "Identified Covenants") (but other covenants peculiar to such transaction, including, without limitation, those related to the synthetic lease nature thereof or relating to the operation or maintenance of the property leased pursuant thereto, need not be modified); (ii) modify the calculation and determination of the "Yield" portion of "Rent" payable pursuant thereto to reflect the Applicable Margin as determined in Section 2.05 (the "Identified Pricing"); and (iii) to change the Scheduled Lease Termination Date therein to the Termination Date contained herein (the "Identified Maturity Date"). No voluntary prepayment of Synthetic Lease Obligations shall be made without the express written consent of the Required Banks.

         14. Amendment to Section 6.29. Section 6.29 of the Credit Agreement hereby is amended by deleting said section in its entirety and inserting in lieu thereof the following:

                           SECTION 6.29.  INTENTIONALLY DELETED.

         15. Amendment to Section 6.30. Section 6.30 of the Credit Agreement hereby is amended by deleting said section in its entirety and inserting in lieu thereof the following:

                           SECTION 6.30. Capital Expenditures. At the end of
                   each Fiscal Quarter, Capital Expenditures shall not exceed the amount set forth below for such Fiscal Quarter; provided, however, that, to the extent the amount set forth below for any Fiscal Quarter within a particular Fiscal Year has not been used in such Fiscal Quarter or any subsequent Fiscal Quarter of such Fiscal Year, it may be used in any subsequent Fiscal Quarter of such Fiscal Year (but not in any Fiscal Quarter of any subsequent Fiscal Year), and the amount, determined as of any Fiscal Quarter, not yet used for all prior Fiscal Quarters in the same Fiscal Year is the "Carryover Amount" for such Fiscal Quarter:

Period                               Capital Expenditures
------                               --------------------
Fiscal Quarter ending 12/31/01       $15,000,000

Fiscal Quarter ending 3/31/2002      $1,750,000

Fiscal Quarter ending 6/30/2002      $1,750,000 plus any Carryover Amount

Fiscal Quarter ending 9/30/2002      $1,750,000 plus any Carryover Amount

Fiscal Quarter ending 12/31/2002     $1,750,000 plus any Carryover Amount

Fiscal Quarter ending 3/31/2003      $1,750,000

Fiscal Quarter ending 6/30/2003      $1,750,000 plus any Carryover Amount


         16. Replacement of Exhibit F (Compliance Certificate). Exhibit F to the Credit Agreement hereby is deleted and Exhibit F hereto is substituted therefor.

         17. Replacement of Schedule 6.27 (Schedule of Real Property). Schedule
6.27 to the Credit Agreement hereby is deleted and Schedule 6.27 hereto is substituted therefor.

         18. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Fourth Amendment and all other loan documents executed and/or delivered in connection herewith.

         19. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower.

         20. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

         21. Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         22. Section References. Section titles and references used in this Fourth Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         23. No Default. To induce the Administrative Agent and the Banks to enter into this Fourth Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

         24. Further Assurances. The Borrower agrees to take such further actions as the Administrative Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

         25. Governing Law. This Fourth Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         26. Conditions Precedent. This Fourth Amendment shall become effective only upon (i) execution and delivery of this Fourth Amendment by the Borrower, the Administrative Agent and the Required Banks, (ii) execution and delivery of the Consent and Reaffirmation of Guarantors at the end hereof by each of the Guarantors, and (iii) payment to the Administrative Agent, for the ratable account of the Banks which execute and deliver this Fourth Amendment by 5:00 P.M. (Atlanta, Georgia time) on December 21, 2001, of the additional fee in the amount of $225,000 which is payable pursuant to Section 2.06(c).



                       [SIGNATURES COMMENCE ON NEXT PAGE]

         IN WITNESS WHEREOF, the Borrower, the Administrative Agent and each of the Banks has caused this Fourth Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                   U.S. XPRESS ENTERPRISES, INC.,
                                   as the Borrower                       (SEAL)


                                   By:  /s/ Ray M. Harlin
                                       ---------------------------
                                   Title:  Assistant Secretary

                                   WACHOVIA BANK, N.A.,
                                   as Administrative Agent and

                                   as a Bank                             (SEAL)


                                   By:   /s/ William W. Teegarden
                                       ------------------------------
                                   Title:  Senior Vice President

                                   BANK OF AMERICA, N.A.,
                                   as Syndication Agent and as a
                                   Bank                                  (SEAL)


                                   By:   /s/ Mike Carson
                                       -------------------------
                                   Title:  Managing Director

                                  FLEET NATIONAL BANK,
                                  as Documentation Agent and as a
                                  Bank                                   (SEAL)


                                  By:  /s/ Christopher Sotir
                                     -----------------------------
                                  Title:  Vice President

                                  SUNTRUST BANK,
                                  as Co-Agent and a Bank                 (SEAL)


                                  By:  /s/ Ned Spitzer
                                     ------------------------------
                                  Title:  Assistant Vice President

                                  AMSOUTH BANK,                          (SEAL)
                                  as a Bank

                                  By:  /s/ William T. Carroll
                                     ----------------------------
                                  Title:  Vice President

                                  JP MORGAN CHASE BANK (formerly,
                                  The Chase Manhattan Bank)              (SEAL)


                                  By: /s/ Michael J. Lister
                                     -----------------------------
                                  Title: Vice President

                                  LASALLE BANK NATIONAL ASSOCIATION,
                                  as a Bank                              (SEAL)


                                  By: /s/ Michael J. Heenan
                                     ---------------------------------
                                  Title: Corporate Banking Officer

                                  FIRST TENNESSEE BANK, N.A.,
                                  as a Bank                              (SEAL)


                                  By: /s/ Zachary Martin
                                      -----------------------------
                                  Title: Officer

                     CONSENT AND REAFFIRMATION OF GUARANTORS

         Each of the undersigned (i) acknowledges receipt of the foregoing Fourth Amendment to Amended and Restated Credit Agreement (the "Fourth Amendment"), (ii) consents to the execution and delivery of the Fourth Amendment by the parties thereto and (iii) reaffirms all of its obligations and covenants under the Guaranty Agreement dated as of January 31, 2001 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Fourth Amendment. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                                     U.S. XPRESS, INC.,
                                     a Nevada corporation                (SEAL)


                                     By: /s/ Ray M. Harlin
                                        --------------------------
                                     Title: Assistant Secretary

                                     CSI/CROWN, INC.,
                                     a Georgia corporation               (SEAL)


                                     By: /s/ Ray M. Harlin
                                        --------------------------
                                     Title: Assistant Secretary

                                     XPRESS HOLDINGS, INC.,
                                     a Nevada corporation                (SEAL)


                                     By: /s/ Ray M. Harlin
                                        --------------------------
                                     Title: Assistant Secretary

                                     XPRESS COMPANY STORE, INC.,
                                     a Tennessee corporation             (SEAL)


                                     By: /s/ Ray M. Harlin
                                        --------------------------
                                     Title: Assistant Secretary

                                     XPRESS AIR, INC.,
                                     a Tennessee corporation             (SEAL)


                                     By: /s/ Ray M. Harlin
                                        --------------------------
                                     Title: Assistant Secretary

                                     U.S. XPRESS LEASING, INC.,
                                     a Tennessee corporation             (SEAL)


                                     By: /s/ Ray M. Harlin
                                        --------------------------
                                     Title: Assistant Secretary

                                     CSI ACQUISITION CORPORATION,
                                     a Georgia corporation               (SEAL)


                                     By: /s/ Ray M. Harlin
                                        --------------------------
                                     Title: Assistant Secretary

                                     DEDICATED XPRESS SERVICES, INC.,
                                     a Nevada corporation                (SEAL)


                                     By: /s/ Ray M. Harlin
                                        --------------------------
                                     Title: Assistant Secretary